EXHIBIT 99.2
Set in Motion Investor Presentation June 2006 Eagle Materials Inc. NYSE: EXP www.eaglematerials.com

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company's beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company's control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the company's actual performance include the following: the cyclical and seasonal nature of the Company's business; public infrastructure expenditures; adverse weather conditions; availability of raw materials; changes in energy costs including, without limitation, increases in natural gas; changes in the cost and availability of transportation; unexpected operational difficulties; inability to timely execute announced capacity expansions; governmental regulation and changes in governmental and public policy; changes in economic conditions specific to anyone or more of the Company's markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including natural gas) could affect the revenues or operating earnings of our operations. In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company's results of operations. These and other factors are described in the Annual Report on Form 10-K for the Company for the fiscal year ended March 31, 2006. This report is filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov. All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company's expectations.

Eagle Materials Growth Initiatives Conclusion Eagle Materials Inc.

Gypsum Wallboard Cement Paperboard Concrete & Aggregates Eagle Materials Inc.

Eagle Materials Eagle Materials' operations are well positioned Excellent operators of ,modern assets High-speed wallboard lines and dry process cement plants Maintained in "better than new" condition Operated significantly above rated capacity Low cost producer in all segments Geographically diverse predominately in the sunbelt A disciplined approach to capital investment Eagle's growth strategy is straightforward Incrementally improve our current production capabilities Invest in high return major expansions to our current plants Add low cost greenfield production capacity in growing markets Fiscal 2007 is expected to be another record year Supply/demand dynamics in both wallboard and cement continue to present favorable pricing environments Long lead time before significant new production capacity becomes available Maximize shareholder returns Pay an attractive dividend Repurchase shares when appropriate

Eagle's market dynamics as a whole Source: Eagle estimates Repair and Remodel New Non-Residential New Residential Other Public East 18 21 41 1 19 Other, 1% Repair and Remodel Construction, 18% New Non-Residential Construction, 21% New Residential Construction, 41% Public Construction, 19%

Eagle's portfolio of building-materials and construction-products businesses Wallboard 52% Cement 30% Wallboard Cement Paperboard Con/Agg Revenues 52 30 8 10 Revenue by Segment* Concrete/Aggregates 10% Cement 30% Paper 8% Wallboard Cement Paperboard Con/Agg Operating Earnings 59 30 8 3 Operating Earnings by Segment* Wallboard 59% Concrete/Aggregates 3% Paper 8% *FY 06 including Joint Venture revenues, excludes other, net.

Steady top and bottom line growth ($ in millions) 02 03 04 05 06 07E Revenues 395 429 503 617 860 1000 Revenues 02-07E CAGR - 17% For Fiscal Year Ending March 31 02 03 04 05 06 07E Op Income 79 102 115 172 264 375 Operating Earnings 02-07E CAGR - 28% $79 $102 $115 $172 $264 $360-$390 $1,000

94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E Eagle generates significant cash flow ($ in millions) (L) Revenues (R) Operating Cash Flow * *Cash from operations including changes in working capital

Positive fiscal 2007 outlook for Eagle For fiscal 2007, we expect high capacity utilization of the U.S. wallboard industry (>95%) Eagle Materials expected to sell out its cement capacity for the 21st consecutive year and the U.S. Cement Industry will have another record cement consumption year New residential construction expected to slow moderately in calendar 2006 (down 7%); however, residential construction remains at historically high levels Non-residential construction definitely improving, coming off significant lows Repair and remodel construction expected to remain strong Public construction expected to continue to be very strong

Eagle's Wallboard Operations Eagle's Wallboard Operations Wallboard Industry Overview Annual U.S. capacity of 37.8 BSF Industry operating at near full capacity requiring some imports 19% new capacity announced for 2007 - 2010 timeframe National market supplied by regional plant network Historic growth levels of 3%+ American Gypsum Operations Overview 21-year history 2.9 billion square feet of annual capacity 7.5% market share (5th in U.S.) Lowest cost producer Wallboard Cement Paperboard Con/Agg Revenues 59 30 8 3 Wallboard 59%

1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E Housing Starts 892 1162 1451 1433 1194 852 705 663 1068 1084.2 1072.4 1179.4 1146.4 1081.3 1003.3 894.8 840.4 1029.9 1125.7 1198.4 1076.2 1160.9 1133.7 1271.4 1302.4 1230.9 1273.3 1358.6 1499 1610.5 1716 1596 1488 10 year Treasury 7.99 7.61 7.42 8.41 9.43 11.43 13.92 13.01 11.1 12.46 10.62 7.67 8.39 8.85 8.49 8.55 7.86 7.01 5.87 7.09 6.57 6.44 6.35 5.26 5.65 6.03 5.02 4.61 4.01 4.27 4.29 5.2 New residential construction is expected to slow moderately (L) Single Family Starts-000's (R) U.S. Treasury - 10 year constant maturity Source: Federal Reserve, NAHB and Blue Chip Economic Reports. 12% drop from 1.7 million units to 1.5 million units

Non-residential recovering from a severe recession Source: PCA 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E Construction Output 127.5 140.5 155.4 168.3 179.7 174.7 178.7 165.1 133.5 123 127.6 129.5 137.8 149.6 Private non-residential construction output, 1994 - 2007E (U.S. billions 1996$) 15% growth from 2005 to 2007

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E Residential Remodeling 144.87 148.39 147.05 144.42 149 153 152 163 160 168 167 176.81 182.2 Residential Repair and Remodel Construction 1995 - 2007E Repair and remodel construction has seen significant growth Source: NAHB Remodeling Forecast, March 2006. U.S. Billions 2000 $ 9% growth from 2005 to 2007

Wallboard utilization outlook (numbers in billion square feet) CY 2005 CY 2006 CY 2007 Consumption Estimates: New Residential (51% of Demand) 18.5 17.2 16.2 New Commercial (18% of Demand) 6.5 7.3 7.8 Repair & Remodel (29% of Demand) 10.5 10.8 11.3 Manufactured Housing (2% of Demand) 0.7 0.7 0.7 Total 36.2 36.0 36.0 Average annual capacity 37.0 37.8 38.6 Average annual industry utilization 98% 95% 93% Source: Company estimates.

Eagle's Wallboard Quarterly Net Sales Price Trend 12/31/03 3/31/04 6/30/04 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 5/1/2006 Price 86 95 101 110 109 115 119 132 144 155 167 $/MSF Recently implemented June price increase expected to yield approximately $10/msf

Eagle's wallboard production and cost FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E Total BSF Produced 0.323 0.376 0.487 0.586 0.672 0.714 1.091 1.151 1.374 1.649 1.89 1.956 2.496 2.547 2.83 2.9 Production Cost / MSF 61.92 53.3 56.43 65 59.74 61.42 64.58 64.02 63.02 65.95 61.38 63.69 63.85 67.536 73 72.5

Eagle's Wallboard Performance FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E Segment Earnings 7 12 21 36 56 108 27.1 5 27 36 81.6 154 230 Operating Earnings ($ in millions) Operating margins per msf sold $12.41 $18.05 $28.33 $32.86 $48.98 $78.96 $17.11 $2.59 $13.97 $14.77 $29.45 $54.45 $82.00 Industry Capacity Utilization 95% 92% 95% 98% 100% 101% 89% 83% 83% 88% 94% 98% 95%

Eagle's Cement Operations Cement Industry Overview Capital intensive with 3-5 year lead-time for greenfield capacity 25%+ imports needed to satisfy domestic demand 17% new capacity announced for 2007-2010 time frame High import costs due to Asian economic strength and high ocean freight rates Eagle Operations Overview Approximately 2.65 million tons of capacity 2.6% market share (12th in North America) Low costs and solid customer relationships have allowed us to sell out our production for 20 consecutive years Wallboard Cement Paperboard Con/Agg Revenues 59 30 8 3 Cement 30% 30% 30%

Primary Driver of U.S. Cement Consumption Source: Portland Cement Association (Spring 2006 Forecast). Public Construction put-in-place with cement consumption 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E Public Construction 97.2 103.8 109.2 114.5 115.8 116 123.8 125.5 131.8 130.4 129.6 134.3 141 148.2 147.9 155.3 162.3 170.6 175.1 170.8 162.9 165.9 174.1 183.7 Public Cement Consumption 22767 23116 26138 29905 30836 28597 30253 32178 34286 33416 35853 37360 39341 42053 43874 45776 43012 46173 45048 45379 48611 51305 54859 58188 Billions of '96 $ (L) Millions of Tons (R) Public construction is expected to remain strong Increased cement intensities due to concrete durability and construction project mix changes.

Improved highway spending SAFETEA provides a six-year $286 billion federal highway bill, 42% greater than previous bill Source: U.S. Census, ARTBA 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E Annual spending levels 18.4 18.2 21.3 20.9 20 21.8 21.5 25.5 27.7 29.9 31.8 31.6 31.6 34.3 36 38.2 39.6 41.2 ISTEA TEA-21 SAFETEA-LU

Capacity Consumption 75 91 72 76 90 76 77 92.5 82 78 91.5 89 79 94 88 80 91 79 81 94 75 82 91 67 83 93 74 84 92 85 85 89.5 88 86 88.5 91 87 87.5 94 88 88 93 89 86 91 90 85 90 91 86 80 92 87 84 93 87 88 94 87.5 94 95 88.5 95 96 88 100 97 89 106 98 91 114 99 92.5 120 0 94 121 1 96 124 2 98 120 3 100.4 118.3 4 100.4 126.4 5 104 133.8 06E 105.2 138.5 07E 105.5 142 08E 107.8 145.9 U.S. Cement Industry Overview Capacity vs. Consumption Source: PCA Data and Company estimates (Millions of Short Tons) Imports (Calendar Year)

Eagle's Cement Quarterly Net Sales Price Trend 12/31/03 3/31/04 6/30/04 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 5/1/2006 Price 65.72 64.79 68.34 70.05 71.75 73.59 78.55 82.55 83.24 90 91 $/Ton

Eagle's cement production and cost Power and Energy cost components have recently been hard to control which led to us to accelerate our cement modernization projects to control power and energy consumption at the plants. FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E (L) Total Manufactured Tons Produced 1800 1800 1800 1900 1900 2000 2050 2070 2250 2240 2270 2390 2351 2386 2454 (R) Average Manufactured Production Cost per Ton 37.5 38.5 39 38 38.77 37.48 39.16 41.82 39.77 40.8 42.01 43.95 46.86 54 57.72

Eagle's Cement Performance FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E Operating Earnings 26 35 40 48 57 53 59.6 60 54 50 58 78 90 Operating margins per ton sold $13.00 $17.00 $19.00 $22.00 $26.00 $23.00 $25.00 $25.00 $23.00 $20.00 $21.00 $24.00 $27.00 Operating Earnings ($ in millions)

Gypsum Paper Industry Overview 7 out of 8 wallboard producers are vertically integrated Non-gypsum paper markets are struggling Eagle's Operations Overview Original design capacity of 220,000 tons has been exceeded - now 320,000 tons Increased paperboard capacity is expected to be absorbed by Eagle's expansion of its wallboard capacity 40% of capacity consumed internally, 45% sold through long-term sales contract with another wallboard producer, 15% sold in spot market Eagle's Gypsum Paperboard Wallboard Cement Paperboard Con/Agg Revenues 59 30 8 3 Paper 8%

Concrete/Aggregates Industry Overview Both industries are highly fragmented Over 7,000 independently operated quarries Top 2 aggregates producers control 13% of the market 2,700 concrete companies owning 6,000 plants Eagle's Operations Overview Strong competitive position in local markets Capacity Aggregates - 5.5 million tons Concrete - 850,000 cubic yards Complementary to Eagle's Cement business Organic growth opportunities Eagle's Concrete and Aggregates Operations Wallboard Cement Paperboard Con/Agg Revenues 59 30 8 3 Concrete/ Aggregates 3%

Eagle Materials Growth Initiatives Conclusion Eagle Materials Inc.

Current and planned growth initiatives Approximate Cost Wallboard Greenfield Plant in South Carolina (Late Calendar 2007) $150 Cement Modernization and Expansion of Illinois Cement (Late Calendar 2006) $65 Modernization and Expansion of Nevada Cement (Late Calendar 2008) $200 Modernization and Expansion of Mountain Cement (Late Calendar 2008) $120 TOTAL $535 ($ in millions)

Growing the Wallboard business FY1995 FY2000 FY2006 FY2007E FY2009E BSF Capacity 0.6 1.4 2.8 2.9 BSF Capacity after Georgetown, SC 3.7 30% growth in Wallboard capacity by FY 2009 U.S. Market Share 3% 5% 7.5% 7.5% 9%

Georgetown, South Carolina Project Update Project Background New gypsum wallboard plant with annual design capacity of 750 mmsf Long-term supply agreement for synthetic gypsum with Santee Cooper (South Carolina Public Service Authority) Increases Eagle's annual wallboard capacity by approximately 30% Greatly improves American Gypsum's distribution network Will be American Gypsum's lowest-cost plant Very low energy costs per unit Very low manpower costs per unit Very low raw material costs per unit Very low maintenance costs per unit Very low overhead costs per unit Project Update Final design and contract negotiations complete Construction began in late March 2006 Construction expected to be completed by late 2007

Growing the wallboard business EXISTING PLANTS We have announced plans for growth in the Southeast and are in the process of locating additional sources of gypsum for future growth GEORGETOWN, SC

Growing our Cement Business FY1995 FY2000 FY2006 FY2008E FY2010E Tons of capacity 1.8 2.1 2.65 3.1 Tons of capacity after expansion 4 Approximately 50% growth in manufactured Cement capacity U.S. Market Share 2% 2% 2.6% 3.0% 3.4%

Illinois Expansion Update Project Background $65 million expansion Increases capacity by approximately 65% to 1.1 million tons Expected to reduce manufacturing costs by approximately 20% Expanded market share has already been established through imports Project Status Project is on schedule and within budget Cement dome complete 80,000 tons of storage Dome commissioning complete and now operational Pre-calciner project 65% complete Start-up of new raw mill and pyro process systems planned for December 2006

Nevada Cement Modernization Highlights Plant located just east of Reno, Nevada Serves the Northern Nevada and Northern California cement markets Eagle's oldest plant (circa early 1960's) Approximately $200 million investment Modernization includes: Expanding capacity by approximately 100% to 1.1 million tons Reducing heat consumption by approximately 40% to 2.6 mmbtu per ton Reducing electricity consumption by approximately 30% to 105 kwh per ton Reducing manpower and SG&A unit costs by approximately 30% Reducing maintenance unit costs by approximately 40% Construction expected to start in Spring 2007 (early fiscal 2008) Project expected to be completed in Fall 2008 (mid-fiscal 2009)

Mountain Cement Modernization Highlights Plant located in Laramie, Wyoming (serves primarily Wyoming and Denver) Approximately $120 million investment Modernization includes: Expanding capacity by approximately 60% to 1.1 million tons Reducing heat consumption by approximately 40% to 2.6 mmbtu per ton Reducing electricity consumption by approximately 35% to 105 kwh per ton Reducing manpower and SG&A unit costs by approximately 40% Reducing maintenance unit costs by approximately 40% Construction expected to start in Spring 2007 (early fiscal 2008) Project expected to be completed in Fall 2008 (mid-fiscal 2009)

Nothing but 1st Class Assets at Eagle Materials Cement Illinois Cement Company 5 stage preheater/precalciner Texas Lehigh Cement Company 4 stage preheater/precalciner Mountain Cement Company 5 stage preheater/precalciner Nevada Cement Company 5 stage preheater/precalciner Concrete/Aggregate Dominant local aggregate position American Gypsum Company Georgetown, South Carolina High speed board line Modern dryer and steam Duke High speed board line Modern dryers Eagle High speed board line Modern dryer Bernalillo Medium speed board line Modern dryer Albuquerque Medium speed board line Modern dryer Republic Paperboard High speed (3,000 ft/minute) Light-weight paper

Eagle Materials Growth Clear line of sight Sensible and well-defined plans Balance and discipline "Smart-sized" cement plants Energy efficient Modern and efficient wallboard plants Improved logistics Improved operational excellence Simple operations Modernization and expansion projects will lower costs to operate Very low energy costs per unit Very low manpower costs per unit Very low raw material costs per unit Very low maintenance costs per unit Very low overhead costs per unit

Increased Earnings Set In Motion Eagle's Growing Manufacturing Capacities Eagle's Growing Manufacturing Capacities Eagle's Growing Manufacturing Capacities Eagle's Growing Manufacturing Capacities Before Expansions After Expansions Increase Wallboard (BSF) 2.8 3.7 +30% Cement (million tons) 2.7 4.0 +50% Paper (000 tons) 285 320 +12% Aggregates (million tons) 5.5 7.5 +35% Concrete (000 cubic yards) 850 1,000 +20% Target Year Diluted EPS* $6.50 *The estimate assumes mid-cycle pricing and the additional $500 million put to use in Eagle over the next five years; during this period our debt-to-capital ratio is not expected to exceed 40%. Defined Capital Spending Program $535 million Additional Capital Available (Share Repurchases, Acquisitions or Expansions) $500 million TOTAL Approximately $1 billion

Eagle Materials Growth Initiatives Conclusion Eagle Materials Inc.

A solid foundation with a bright future Highest margin building materials and construction products public company in the U.S.* Balanced growth strategy focused on cement and wallboard Strong cash flow from low-cost operations Attractive annual dividend Repurchase shares when appropriate *Based on comparison of earnings before interest and taxes/revenues for the most recent reporting period for EXP comparable companies.

Currently, Eagle has the highest operating margins of the group US Concrete TXI CRH Hanson LaFarge SA Cemex USG Martin Marietta Vulcan Florida Rock Eagle East 0.068 0.1 0.105 0.135 0.151 0.154 0.163 0.172 0.174 0.231 0.288 Source: Company filings through March 31, 2006. EBIT is a non-GAAP measure. See slide entitled "Explanation of Non-GAAP Items" in the Appendix. EBIT Margins (TTM)

Dividend yield and payout ratio Eagle's Dividend (1) Industry Average* Yield 0.017 0.015 Eagle's FY06 Industry TTM * Payout 0.232 0.333 *Industry average includes Vulcan Materials, Rinker Group, Florida Rock, Martin Marietta and TXI. (1) Based on $42 per share stock price Eagle's annual dividend is $0.70 per share

FY 2007 Guidance 1st Qtr FY 2007 FY 2007 Revenues $275 $1,000 Net Earnings $56.0 - $61.0 $224 - $240 Diluted EPS $1.10 - $1.20 $4.40 - $4.70 ($ in Millions, except per share data)

Eagle Materials Inc. Question & Answer

Contact Information Steve Rowley, President and CEO Telephone: 214-432-2020 Email: srowley@eaglematerials.com Arthur Zunker, Senior Vice President and CFO Telephone: 214-432-2010 Email: azunker@eaglematerials.com Bill Devlin, Vice President - Controller Telephone: 214-432-2014 Email: bdevlin@eaglematerials.com Craig Kesler, Vice President - Investor Relations and Corporate Development Telephone: 214-432-2013 Email: ckesler@eaglematerials.com Eagle Materials Inc. NYSE: EXP www.eaglematerials.com

Appendix

Wallboard - Capacity Announcements New Capacity Announcements 6 greenfield plants and several modernization projects have been announced for the 2007- 2010 timeframe: Greenfield Plants - American Gypsum - 750 mmsf (South Carolina) BPB - 700 mmsf (North Carolina) National - 1 bsf (North Carolina) BPB - 700 mmsf (West Virginia) USG - 1 bsf (Pennsylvania) National - 1 bsf (Arizona) Major Modernization Projects - USG - 480 mmsf (Virginia) LaFarge - 325 mmsf (New York) LaFarge - 700 mmsf (Kentucky) Georgia Pacific - 600 mmsf (Georgia) Capacity Analysis Current Capacity 37.8 bsf New Capacity 7.3 bsf 45.1 bsf or a 19% increase

Cement - Capacity Announcements New Capacity Announcements (in clinker short tons) The following capacity increases have been announced for the calendar 2007-2010 timeframe Greenfield Plants - GCC America - 1.1 million tons (Pueblo, CO) Ash Grove - 2.0 million tons (Las Vegas, NV) Holcim - 4.8 million tons (St. Genevieve, MO) Major Modernization Projects - Eagle Materials - 0.4 million tons (LaSalle, IL) Eagle Materials - 0.5 million tons (Fernley, NV) Eagle Materials - 0.4 million tons (Laramie, WY) Cemex - 1.1 million tons (New Braunfels, TX) Rinker Materials - 1.1 million tons (Brooksville, FL) Texas Industries - 1.1 million tons (Oro Grande, CA) Buzzi - 1.0 million tons (Festus, MO) California Portland - 1.1 million tons (Rillito, AZ) Continental Cement - 0.7 million tons (Hannibal, MO) National Cement - 1.4 million tons (Ragland, AL) Others - 0.6 million tons Capacity Analysis (in clinker short tons) Current Capacity 102.0 million tons New Capacity 17.3 million tons 119.3 million tons or a 17% increase

Explanation of Non-GAAP Items EBIT represents net income, plus interest expense (less interest income) and provisions for income taxes. EBIT is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods or capital structures and is used as a benchmark for evaluating the creditworthiness of particular issuers. EBIT should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP. EBIT for fiscal 2006 of $247.4 can be reconciled to net income by adding to net income the following amounts: interest expense, $6.3 million and provision for income taxes, $80.1 million.